UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

GREAT-WEST FUNDS, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS

GREAT-WEST FUNDS, INC.

Great-West Putnam Equity Income Fund (Initial Class)

Annual Report

December 31, 2012

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion

U.S. stocks delivered double-digit returns for the 12-month period ended December 31, 2012. This robust performance took place despite various macroeconomic and political threats at home and around the world. These threats included the U.S. “fiscal cliff” of automatic spending cuts and tax increases, a disorderly unraveling of the eurozone, and China’s potential for an economic “hard landing.” None of these threats materialized, however. The “fiscal cliff” issue was partially resolved by Washington lawmakers on the first day of 2013. The eurozone exhibited signs of stabilizing, with the European Central Bank providing stability to global credit markets by injecting liquidity into the European banking system, thereby reducing banks’ short-term funding risk. And while China’s economy slowed, it did so in an orderly fashion and, in fact, began to slowly grow later in the year, particularly in its ever-important manufacturing sector.

Early in the year, investor sentiment began to improve after several turbulent months. U.S. equities staged an impressive rally during the first three months of the year, with indexes posting their strongest first-quarter gains in more than a decade. The rally, however, hit turbulence in the second quarter as investors grew increasingly worried about the eurozone crisis and China’s economic slowdown. During the summer months, the market turned around gain, with investors able to look past macroeconomic issues and push stocks to multi-year highs. Stocks struggled into the final months of the year, as uncertainty lingered because of Hurricane Sandy’s devastating impact, the presidential election outcome, and the highly politicized “fiscal cliff” debate. Unemployment, consumer confidence, and housing data posted steady improvement during the year. Financials and consumer discretionary sectors were the strongest performers in 2012, dramatically outperforming more defensive sectors such as utilities and consumer staples. Moreover, despite the headline risk surrounding financials throughout the year, the sector beat the broad market by over 12%. In this environment, U.S. stocks, as measured by the S&P 500® Index, gained 16.00%. Large cap value stocks in the U.S., as measured by the Russell 1000® Value Index, rose 17.51%.

In this productive environment for U.S. value stocks, the Great-West Putnam Equity Income Fund (Initial Class shares) returned 18.88% for the year ended December 31, 2012 and outperformed its benchmark, the Russell 1000® Value Index. While the bulk of the outperformance was due to adept security selection within sectors, allocation among sectors was also a positive contributor. A small allocation to cash had a slight negative impact in the period as equities, in general, were strong. Top contributions came from stock selection in the energy, materials, and health care sectors. These strengths were only slightly offset by weak holdings in information technology and telecommunication services. Positive sector allocation decisions were led by an overweight to consumer discretionary and underweight to utilities. Relative underweight positions in the energy and financials sectors were sources of weakness.

Within the energy sector, an overweight position in Marathon Petroleum was the top performer. Further, an overweight to Valero Energy was among contributors. Marathon Petroleum has executed well on its projects, is demonstrating cost advantages relative to peers, and is returning cash to shareholders since its spin-off from Marathon Oil. Valero has benefited from beneficial crude price spreads, low natural gas prices, and growing export markets. Further, the refiner plans to spin off its retail business, which has been a low margin contributor.

Among materials names, strong performers included overweight positions in LyondellBasell and Ashland. Netherlands-based LyondellBasell Industries, one of the largest manufacturers of chemicals and plastics in the world, reported strong results throughout the year, due largely to continued solid demand for chemicals and plastics, thanks, in part, to improvement in the U.S.

automotive and homebuilding industries. Motor oil and specialty chemical supplier Ashland reported double-digit sales earnings growth for 2012 as its core specialty operations, which have higher margins, witnessed increased demand in the fourth quarter. The company has also diversified its revenue sources, with now over 35% from outside of North America.

Strength in the health care sector was due to overweight holdings in Baxter International, Eli Lilly & Co, and CIGNA Corp. Shares of Baxter gained late in the year as the pharmaceutical company received FDA approval of orphan drug status for the treatment of prophylactic Hemophilia B. The market responded favorably to early trial results for Eli Lilly’s solanezumab drug; the trial demonstrated hints of efficacy for the potential treatment of Alzheimer’s. Shares of CIGNA performed well in the second half as the company’s long term plans were applauded by investors; also, the company is considered to be among the best-positioned among its peers relative to the uncertainty presented by health care reform. Further, medical cost trends in the managed care industry exhibited a favorable decline.

Other top contributors included an overweight to Comcast and an underweight to Chevron. Shares of Comcast outperformed based on strength in its core cable business, improved video volumes, new product initiatives, and encouraging returns of capital including a dividend increase and stock repurchase plan. While shares of Chevron were strong during the first half of the year, they underperformed the broader market in the last few months after reporting weak results due to deteriorating operations.

Detractors in the information technology sector included overweight positions in SanDisk and Xerox, as well as out-of-benchmark holding Advanced Micro Devices. Shares of SanDisk were under pressure early in the year after the company announced a disappointing forecast due to weak demand and falling prices for its memory chips from mobile device manufacturers. Xerox experienced weak demand for printing services magnified by challenging conditions in Europe. Similarly, Advanced Micro Devices has felt pressure from reduced demand for PCs and further cannibalization of that market by tablets.

Performance in telecommunication services was hurt by an out-of-benchmark position in Vodafone Group and an overweight to Verizon Communications. Questions surrounding the dividend policy of Vodafone have served as an overhang on the stock, as it is one of the largest cash-dividend payers in the market. While shares of Verizon had a strong double-digit return for the period, they lagged the benchmark return for the sector, which was heavily impacted by merger and acquisition activity spurring gains among smaller peers.

Further detracting from performance was an underweight to Bank of America and out-of-benchmark positions in Total SA and Royal Dutch Shell. Large banks were some of the top performers during the period as much of the concerns regarding European contagion and an increased regulatory environment in the U.S. abated. Aside from minor company specific factors, integrated oil stocks such as Total and Shell, in general, underperformed exploration and production stocks as the market favored a more risky exposure.

The Fund is a broadly diversified, large-cap equity strategy that seeks to provide capital growth and current income by investing primarily in undervalued stocks of dividend-paying companies. Based on a bottom-up approach to value investing, we construct a portfolio of mostly U.S. companies, focusing on the intersection of high current yield or long-term dividend potential, and long-term stock appreciation. We strive to deliver excess returns over a full market cycle with less volatility, more consistency, and better risk-adjusted returns versus our benchmark and peer group.

Noteworthy sector-level positioning changes over the course of the year include a significant increase in our exposure to health care and financials. The financials sector is now the second largest overweight relative to our benchmark. Health care is the largest overweight sector, compared to an underweight at the end of 2011. The telecommunication services sector is also favored. Consumer staples and energy are the largest underweights relative to the Russell 1000® Value Index.

Our approach to investing remains consistent. We seek companies that generate more cash than their businesses require for operation. We tend to favor those with good visibility into their earnings and cash flows. Our research and stock selection are the focus throughout our investment process, and we believe this strategy should allow us to be well positioned in a slow-to-moderate-growth environment characterized by high single-digit returns, heightened volatility, and increasing stock specific risk.

Going into 2013, we are generally constructive on the equity markets, particularly as investor concerns around a number macroeconomic issues have eased. A hard landing for China’s economy now appears to be less of a risk, and the European Central Bank has taken action to protect the euro and ease short-term funding pressure on Spain and Italy. In the U.S., investors have gained some clarity on the government’s approach to its fiscal challenges. Spending by both individual investors and corporations is likely to improve as these macroeconomic uncertainties subside. With many of last year’s tail risks off the table, the market should be able to refocus on fundamentals. In addition, given the low-yield environment and the strong performance we have seen in the fixed-income markets, we believe an appetite for equities will return in 2013.

We are also optimistic about opportunities to increase dividend yield for the Fund, as a wider array of companies are offering dividends and, perhaps more important, dividend growth potential. Of course, capital appreciation potential remains a critical component of the fund’s strategy, and we continue to conduct rigorous fundamental research to ensure we have solid, differentiated insights on the companies we select.

The views and opinions in this report were current as of December 31, 2012 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Fund	Russell 1000 Value Index
	10,000.00	10,000.00
2011*	9,812.00	9,860.00

2012	11,664.51	11,586.49

*For the period from June 16, 2011 through December 31, 2011.

Average Annual Total Returns for the Periods Ended December 31, 2012

	One Year	Since Inception (6/16/2011)
Initial Class	18.88%	11.31%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2012

Sector	% of Fund Investments
Basic Materials	3.28%
Communications	10.55%
Consumer, Cyclical	6.21%
Consumer, Non-cyclical	19.20%
Energy	14.61%
Financial	25.53%
Industrial	7.26%
Repurchase Agreements	2.09%
Short Term Investments	1.00%
Technology	5.59%
Utilities	4.68%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(06/30/12)	(12/31/12)	(06/30/12 – 12/31/12)

Actual	$1,000.00	$1,119.90	$5.94

Hypothetical (5% return before expenses)	$1,000.00	$1,019.67	$5.66

*Expenses are equal to the Fund’s annualized expense ratio of 1.10% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 185/366 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.

GREAT-WEST PUTNAM EQUITY INCOME FUND

Schedule of Investments

As of December 31, 2012

Principal Amount		Value

BONDS AND NOTES
Convertible Bonds — 0.72%
$ 1,805,000	MGIC Investment Corp
	5.00%, 05/01/2017	$1,357,134
528,000	WESCO International Inc
	6.00%, 09/15/2029	1,308,120

		2,665,254

TOTAL BONDS AND NOTES — 0.72% (Cost $2,543,507)		$2,665,254

Shares

COMMON STOCK
Basic Materials — 3.36%
47,340	Ashland Inc	3,806,609
27,800	Celanese Corp Series A	1,237,934
71,890	International Paper Co	2,864,098
78,600	LyondellBasell Industries Class A	4,487,274

		12,395,915

Communications — 10.82%
328,550	Cisco Systems Inc	6,456,008
305,450	Comcast Corp Class A	10,980,927
168,130	Interpublic Group of Cos Inc	1,852,793
35,230	McGraw-Hill Cos Inc	1,926,024
51,900	Symantec Corp (a)	976,239
201,310	Time Warner Inc	9,628,657
54,630	Verizon Communications Inc	2,363,840
224,800	Vodafone Group PLC Sponsored ADR	5,662,712

		39,847,200

Consumer, Cyclical — 6.01%
23,660	Autoliv Inc (b)	1,594,448
128,800	CVS Caremark Corp	6,227,480
117,560	Ford Motor Co	1,522,402
141,400	Hasbro Inc (b)	5,076,260
20,900	Johnson Controls Inc	641,630
20,400	McDonald’s Corp	1,799,484
85,520	TRW Automotive Holdings Corp (a)	4,584,727
19,000	Walgreen Co	703,190

		22,149,621

Consumer, Non-cyclical — 19.68%
35,235	ADT Corp	1,638,075
33,300	Altria Group Inc	1,046,286
3,205	Avon Products Inc	46,024
146,700	Baxter International Inc	9,779,022
25,900	Bunge Ltd	1,882,671
133,800	Cigna Corp	7,152,948
96,700	Coca-Cola Enterprises Inc	3,068,291
71,250	Covidien PLC	4,113,975
203,600	Eli Lilly & Co	10,041,552

Shares				Value

Consumer, Non-cyclical — (continued)
	11,600	GlaxoSmithKline PLC Sponsored ADR	$	504,252
	27,340	Jarden Corp (a)		1,413,478
	111,230	Johnson & Johnson		7,797,223
	57,200	Kroger Co		1,488,344
	103,300	Merck & Co Inc		4,229,102
	287,090	Pfizer Inc		7,200,217
	38,250	Philip Morris International Inc		3,199,230
	97,500	St Jude Medical Inc		3,523,650
	41,100	UnitedHealth Group Inc		2,229,264
	32,400	Zimmer Holdings Inc		2,159,784

				72,513,388

Energy — 14.98%
	15,600	Apache Corp		1,224,600
	1,800	Chevron Corp		194,652
	25,600	Eni SpA Sponsored ADR (b)		1,257,984
	86,800	Exxon Mobil Corp		7,512,540
	81,600	Hess Corp		4,321,536
	378,500	Marathon Oil Corp		11,604,810
	168,500	Marathon Petroleum Corp		10,615,500
	11,600	Noble Energy Inc		1,180,184
	8,600	Occidental Petroleum Corp		658,846
	139,190	Royal Dutch Shell PLC ADR		9,597,151
	15,450	Total SA (c)		805,551
	182,100	Valero Energy Corp		6,213,252

				55,186,606

Financial — 25.08%
	44,270	Aflac Inc		2,351,622
	96,700	American International Group Inc (a)		3,413,510
	47,100	Aon PLC		2,618,760
	203,700	Bank of America Corp		2,362,920
	101,700	Capital One Financial Corp		5,891,481
	141,100	Charles Schwab Corp		2,026,196
	292,953	Citigroup Inc		11,589,221
	42,200	Discover Financial Services		1,626,810
	14,740	Everest Re Group Ltd		1,620,663
	20,700	Hartford Financial Services Group Inc		464,508
	43,700	Hatteras Financial Corp REIT		1,084,197
	70,400	Invesco Ltd		1,836,736
	220,800	JPMorgan Chase & Co		9,708,576
	223,830	MetLife Inc		7,372,960
	466,183	MFA Financial Inc REIT		3,780,744
	48,650	PartnerRe Ltd		3,915,838
	34,016	Popular Inc (a)		707,193
	166,920	State Street Corp		7,846,909
	206,710	Validus Holdings Ltd		7,148,032
	301,210	Wells Fargo & Co		10,295,358
	37,700	Willis Group Holdings PLC		1,264,081
	137,744	XL Group PLC		3,451,865

				92,378,180

  See Notes to Financial Statements.

  Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST PUTNAM EQUITY INCOME FUND

Schedule of Investments

As of December 31, 2012

Shares			Value

Industrial — 7.45%
	26,600	General Dynamics Corp	$1,842,582
	11,700	Honeywell International Inc	742,599
	34,260	L-3 Communications Holdings Inc	2,625,001
	129,310	Northrop Grumman Corp	8,738,770
	30,900	Owens Corning (a)	1,142,991
	21,200	Raytheon Co	1,220,272
	51,600	Sealed Air Corp	903,516
	22,400	Stanley Black & Decker Inc	1,656,928
	56,900	Thermo Fisher Scientific Inc	3,629,082
	70,370	Tyco International Ltd	2,058,322
	35,000	United Technologies Corp	2,870,350

			27,430,413

Technology — 5.73%
	4,300	Apple Inc	2,292,029
	53,440	Dun & Bradstreet Corp	4,203,056
	63,600	Fidelity National Information Services Inc	2,213,916
	139,600	Intel Corp	2,879,948
	6,800	KLA-Tencor Corp	324,768
	67,200	Microsoft Corp	1,796,256
	58,500	Oracle Corp	1,949,220
	97,800	Texas Instruments Inc	3,025,932
	353,440	Xerox Corp	2,410,461

			21,095,586

Utilities — 3.20%
	417,630	AES Corp	4,468,641
	30,900	Ameren Corp	949,248
	21,200	Entergy Corp	1,351,500
	42,200	FirstEnergy Corp	1,762,272
	168,870	NV Energy Inc	3,063,302
	7,100	PPL Corp	203,273

			11,798,236

TOTAL COMMON STOCK — 96.31% (Cost $308,038,074)			$354,795,145

PREFERRED STOCK
Convertible Preferred Stock — 2.32%
	296,020	2010 Swift Mandatory Common Exchange Security Trust (d)(e)	2,684,339
	109,058	PPL Corp	5,872,773

			8,557,112

TOTAL PREFERRED STOCK — 2.32% (Cost $9,670,322)			$8,557,112

Principal Amount		Value

SECURITIES LENDING COLLATERAL
$ 2,499,530	Undivided interest of 4.63% in a repurchase agreement (principal amount/value $54,000,000 with a maturity value of $54,000,750) with Goldman Sachs & Co, 0.25%, dated 12/31/12, to be repurchased at $2,499,530 on 1/2/13, collateralized by various U.S. Government Agency Securities, 2.50% - 5.00%, 10/1/25 - 12/1/42, with a value of $55,080,000.	$2,499,530

23,787	Undivided interest of 1.19% in a repurchase agreement (principal amount/value $2,001,943 with a maturity value of $2,001,961) with HSBC Securities (USA) Inc, 0.16%, dated 12/31/12, to be repurchased at $23,787 on 1/2/13, collateralized by various U.S. Government Agency Securities, 0.00% - 9.38%, 1/15/13 - 3/17/31, with a value of $2,041,993.	23,787

2,499,530	Undivided interest of 3.62% in a repurchase agreement (principal amount/value $69,100,000 with a maturity value of $69,100,691) with RBC Capital Markets Corp, 0.18%, dated 12/31/12, to be repurchased at $2,499,530 on 1/2/13, collateralized by various U.S. Government Agency Securities, 2.00% - 4.50%, 10/1/32 - 1/1/43, with a value of $70,482,000.	2,499,530

2,499,530	Undivided interest of 4.39% in a repurchase agreement (principal amount/value $57,100,000 with a maturity value of $57,100,634) with BNP Paribas Securities Corp, 0.20%, dated 12/31/12, to be repurchased at $2,499,530 on 1/2/13, collateralized by Government National Mortgage Association, 3.00% - 3.50%, 9/15/42 - 11/15/42, with a value of $58,242,018.	2,499,530

  See Notes to Financial Statements.

  Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST PUTNAM EQUITY INCOME FUND

Schedule of Investments

As of December 31, 2012

Principal Amount		Value

Securities Lending Collateral — (continued)
$ 375,217	Undivided interest of 2.59% in a repurchase agreement (principal amount/value $14,518,150 with a maturity value of $14,518,311) with Credit Suisse Securities (USA) LLC, 0.20%, dated 12/31/12, to be repurchased at $375,217 on 1/2/13, collateralized by U.S. Treasury, 0.25% - 4.50%, 7/31/13 - 4/30/19, with a value of $14,808,548.	$375,217

4,068	Undivided interest of 1.18% in a repurchase agreement (principal amount/value $345,797 with a maturity value of $345,800) with Merrill Lynch, Pierce, Fenner & Smith, 0.15%, dated 12/31/12, to be repurchased at $4,068 on 1/2/13, collateralized by Federal National Mortgage Association, 0.50% - 6.00%, 8/9/13 - 4/18/36, with a value of $352,713.	4,068

TOTAL SECURITIES LENDING COLLATERAL — 2.15% (Cost $7,901,662)		$7,901,662

Principal Amount		Value

SHORT TERM INVESTMENTS
$ 3,757,000	Federal Farm Credit Banks Funding Corp 0.01%, 01/02/2013	$3,756,999

TOTAL SHORT TERM INVESTMENTS — 1.02% (Cost $3,756,999)		$3,756,999

TOTAL INVESTMENTS — 102.52% (Cost $331,910,564)		$377,676,172

OTHER ASSETS & LIABILITIES, NET — (2.52)%		$(9,269,673)

TOTAL NET ASSETS — 100.00%		$368,406,499

(a)	Non-income producing security.
(b)	A portion or all of the security is on loan at December 31, 2012.
(c)	Foreign security is fair valued under procedures adopted by the Board of Directors.
(d)	Restricted security; at December 31, 2012, the aggregate cost and fair value of restricted securities was $3,780,374 and $2,684,339, respectively, representing 0.73% of net assets.
(e)	Illiquid security; at December 31, 2012, the aggregate cost and fair value of illiquid securities was $3,780,374 and $2,684,339, respectively, representing 0.73% of net assets.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Security classes presented herein are not necessarily the same as those used for determining the Fund’s compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).

  See Notes to Financial Statements.

  Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

Statement of Assets and Liabilities

As of December 31, 2012

Great-West Putnam Equity Income Fund

ASSETS:
Investments in securities, fair value (including $7,713,102 of securities on loan)(a)	$377,676,172
Cash	537,808
Cash denominated in foreign currencies(b)	8,422
Dividends and interest receivable	599,892
Subscriptions receivable	108,196
Receivable for investments sold	187,186

Total Assets	379,117,676

LIABILITIES:
Payable to investment adviser	341,918
Payable upon return of securities loaned	7,901,662
Redemptions payable	2,467,597

Total Liabilities	10,711,177

NET ASSETS	$368,406,499

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,248,631
Paid-in capital in excess of par	321,293,045
Net unrealized appreciation on investments and foreign currency translations	45,765,580
Accumulated net realized loss on investments and foreign currency transactions	(1,900,757)

TOTAL NET ASSETS	$368,406,499

CAPITAL STOCK:
Authorized	52,500,000
Issued and Outstanding	32,486,314

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$11.34

(a) Cost of investments	$331,910,564
(b) Cost of cash denominated in foreign currencies	$8,450

  See Notes to Financial Statements.

  Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

Statement of Operations

For the fiscal year ended December 31, 2012

Great-West Putnam Equity Income Fund

INVESTMENT INCOME:
Interest amortization	$(184,385)
Income from securities lending	86,293
Dividends	10,518,127
Foreign withholding tax	(145,993)

Total Income	10,274,042

EXPENSES:
Management fees	3,728,043

Total Expenses	3,728,043

NET INVESTMENT INCOME	6,545,999

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	4,528,661
Net change in unrealized appreciation on investments and foreign currency translations	47,729,683

Net Realized and Unrealized Gain on Investments and Foreign Currency	52,258,344

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,804,343

  See Notes to Financial Statements.

  Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

Statement of Changes in Net Assets

For the fiscal years ended December 31, 2012 and 2011

	2012	2011 (a)
Great-West Putnam Equity Income Fund

OPERATIONS:
Net investment income	$6,545,999	$2,780,911
Net realized gain (loss)	4,528,661	(6,474,572)
Net change in unrealized appreciation (depreciation)	47,729,683	(1,964,103)

Net Increase (Decrease) in Net Assets Resulting from Operations	58,804,343	(5,657,764)

DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital	(47,012)	(44,134)
From net investment income	(6,542,637)	(2,739,118)

Total Distributions	(6,589,649)	(2,783,252)

CAPITAL SHARE TRANSACTIONS:
Shares sold	87,154,878	338,469,871
Shares issued in reinvestment of distributions	6,589,649	2,783,252
Shares redeemed	(74,696,827)	(35,668,002)

Net Increase in Net Assets Resulting from Capital Share Transactions	19,047,700	305,585,121

Total Increase in Net Assets	71,262,394	297,144,105

NET ASSETS:
Beginning of year	297,144,105	—

End of year	$368,406,499	$297,144,105

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	8,240,560	34,052,554
Shares issued in reinvestment of distributions	608,046	289,019
Shares redeemed	(6,941,625)	(3,762,240)

Net Increase	1,906,981	30,579,333

(a) The Fund’s inception date was June 16, 2011.

  See Notes to Financial Statements.

  Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

Financial Highlights

Selected data for a share of capital stock of the Fund throughout the periods indicated.

Fiscal Years Ended December 31,
	2012	2011(a)
Great-West Putnam Equity Income Fund - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$9.72		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21	(b)	0.09
Net realized and unrealized gain (loss)	1.61		(0.28)

Total From Investment Operations	1.82		(0.19)

LESS DISTRIBUTIONS:
From return of capital	(0.00)	(c)	(0.00)	(c)
From net investment income	(0.20)		(0.09)

Total Distributions	(0.20)		(0.09)

NET ASSET VALUE, END OF YEAR	$11.34		$9.72

TOTAL RETURN(d)	18.88%		(1.88%)	(e)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$368,406		$297,144
Ratio of expenses to average net assets	1.10%		1.10%	(f)
Ratio of net investment income to average net assets	1.93%		1.79%	(f)
Portfolio turnover rate	56%		49%	(e)

(a)	The Fund’s inception date was June 16, 2011.
(b)	Per share amounts are based upon average shares outstanding.
(c)	The distribution from return of capital was less than $0.01 per share.
(d)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(e)	Not annualized for periods less than one full year.
(f)	Annualized.

  See Notes to Financial Statements.

  Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST PUTNAM EQUITY INCOME FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Great-West Funds, Inc. (the Great-West Funds) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds changed its name from Maxim Series Fund, Inc. on September 24, 2012 and presently consists of sixty-four funds. Interests in the Great-West Putnam Equity Income Fund (the Fund) are included herein and are represented by a separate class of beneficial interest of the Great-West Funds. Effective September 24, 2012, Maxim Putnam Equity Income Portfolio’s name changed to Great-West Putnam Equity Income Fund. The investment objective of the Fund is to seek capital growth and current income. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of the Great-West Funds.

The Fund offers two share classes, referred to as the Initial Class and Class L. This report includes information for the Initial Class; Class L has not yet been capitalized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of each class of the Fund’s shares is determined by dividing the net assets attributable to each class of the Fund by the number of issued and outstanding shares of each class of the Fund on each business day.

Security Valuation

The value of assets in the Fund is determined as of the close of trading on each valuation date.

Short-term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short-term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be model priced or priced on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Fixed income investments are valued using evaluated bid prices from approved pricing services, or in the event a price is not available from a pricing service, may be model priced or priced on the basis of quotations from brokers or dealers.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign exchange rates are determined by utilizing the New York closing rates.

Foreign securities are generally valued using an adjusted systematic fair value price from an independent pricing service.

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the

  Annual Report - December 31, 2012

market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Fixed Income Investments: Corporate Bonds and Notes (Domestic and Foreign)	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

Equity Investments:
Common Stock (Domestic and Foreign)	Exchange traded close price, bids, evaluated bids, open and close price of local exchange, exchange rates, fair values based on significant market movement and various index data.

Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications, exchange prices.

Securities Lending Collateral (Repurchase Agreements)	Maturity date and credit quality.

Short Term Investments	Maturity date and credit quality.

The Fund classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets. The fair value for some Level 2 securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data.

As of December 31, 2012, the inputs used to value the Fund’s investments are detailed in the following table. The Fund recognizes transfers between levels as of the beginning of the reporting period. There were no transfers between Levels 1, 2 and 3 during the year.

	Level 1	Level 2	Level 3	Total
Assets
Fixed Income Investments:
Corporate Bonds and Notes	$—	$2,665,254	$—	$2,665,254
Equity Investments:
Domestic Common Stock	303,987,044	—	—	303,987,044
Foreign Common Stock	50,002,550	805,551	—	50,808,101
Preferred Stock	—	8,557,112	—	8,557,112
Securities Lending Collateral	—	7,901,662	—	7,901,662
Short Term Investments	—	3,756,999	—	3,756,999

Total Investments(a)	$353,989,594	$23,686,578	$0	$377,676,172

  Annual Report - December 31, 2012

(a)	Further breakdown of the Fund’s sector and industry classifications is included in the Schedule of Investments.

Risk Factors

Investing in the Fund may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Fund. These events may have adverse effects on the Fund such as a decline in the value and liquidity of many securities held by the Fund, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Fund’s ability to achieve its investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Fund to be subject to larger short-term declines in value.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

The Fund, along with certain other funds of the Great-West Funds, may hold repurchase agreement positions as a form of security lending collateral, that are jointly collateralized by various U.S. Government or U.S. Government Agency securities.

Restricted and Illiquid Securities

The Fund may own certain investment securities which are restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. These securities are deemed illiquid unless it is otherwise determined that such securities are liquid pursuant to the Board-approved guidelines established in the Great-West Funds’ Policy and Procedures regarding Liquidity.

The Fund may own certain investment securities that have been deemed illiquid because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Foreign Currency Translations and Transactions

The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of

  Annual Report - December 31, 2012

securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss on investments and foreign currency transactions and in change in net unrealized appreciation or depreciation on investments and foreign currency translations on the Statement of Operations.

Dividends

Dividends from net investment income of the Fund, if any, are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Fund, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection.

Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

The Fund’s policy complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income taxes or excise tax provision is required.

As of and during the year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

The Fund files U.S. Federal and Colorado tax returns. The statute of limitations on the Fund’s U.S. Federal and Colorado tax returns remain open for the fiscal years ended 2011 and 2012.

Application of Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board issued ASU No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (ASU No. 2011-03). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criterions under ASU topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASU topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the interim or annual periods beginning on or after December 15, 2011. The Fund adopted ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 did not have an impact on the Fund’s financial position or the results of its operations.

  Annual Report - December 31, 2012

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Fund adopted ASU No. 2011-04 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-04 did not have an impact on the Fund’s financial position or the results of its operations.

In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11 “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (ASU No. 2011-11). ASU No. 2011-11 requires an entity to enhance disclosures about financial and derivative instrument offsetting arrangements or similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU No. 2011-11 is effective for interim or annual periods beginning on or after January 1, 2013. The Fund will adopt ASU No. 2011-11 for its fiscal year beginning January 1, 2013. At this time, the Fund is evaluating the impact, if any, of ASU No. 2011-11 on the financial statements and related disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), formerly known as GW Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 1.10% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses. The Adviser and Great-West Funds have entered into a sub-advisory agreement with Putnam Investment Management, LLC. The Fund is not responsible for payment of the sub-advisory fees.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.

The total compensation paid to the independent directors with respect to all sixty-four funds for which they serve as Directors was $238,800 for the year ended December 31, 2012. Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $205,110,131 and $186,917,063, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

4. UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2012, the U.S. Federal income tax cost basis was $332,583,945. The Fund had gross appreciation of securities in which there was an excess of value over tax cost of $50,715,960 and gross depreciation of securities in which there was an excess of tax cost over value of $5,623,733 resulting in net appreciation of $45,092,227.

5. SECURITIES LOANED

The Fund has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Fund receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2012 the Fund had

  Annual Report - December 31, 2012

securities on loan valued at $7,713,102 and received collateral of $7,901,662 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral. Additional information regarding the Fund’s securities on loan is included in the Schedule of Investments.

6. DISTRIBUTIONS TO SHAREHOLDERS

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. The differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments to the accounting treatment of partnerships, adjustments for Passive Foreign Investment Corporation securities, adjustments for Real Estate Investment Trust securities and foreign currency reclassifications. The differences have no impact on net assets or the results of operations. The character of dividends and distributions made during the fiscal year from net investment income and/or realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

For the year ended December 31, 2012, the Fund reclassified permanent book and tax differences of:

Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Loss on Investments
$(47,012)	$43,650	$3,362

The tax character of distributions paid during the years ended December 31, 2012 and 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$6,542,637	$2,739,118
Return of capital	47,012	44,134

	$6,589,649	$2,783,252

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Undistributed capital gains	–

Net accumulated earnings	0

Net unrealized appreciation on investments	45,092,227
Net unrealized depreciation on foreign currency translations	(28)
Capital loss carryforward	(27,579)
Post-October losses	(1,199,797)

Tax composition of capital	$43,864,823

The Fund has elected to defer to the next fiscal year the following Post-October losses:

Post-October ordinary losses	Post-October capital losses
$–	$(1,199,797)

  Annual Report - December 31, 2012

Under the Regulated Investment Company Modernization Act of 2010, net capital losses realized in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. For the year ended December 31, 2012, the Fund utilized $4,866,608 and had the following unused capital loss carryforwards available for federal income tax purposes:

Pre-Enactment		Post-Enactment Unused
Unused	Expiration Date	Short-Term	Long-Term
$–	–	$(27,579)	$–

7. TAX INFORMATION (unaudited)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2012, 100% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

  Annual Report - December 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Great-West Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Putnam Equity Income Fund, (formerly, Maxim Putnam Equity Income Portfolio), one of the funds of Great-West Funds, Inc. (formerly, Maxim Series Fund, Inc.) (the “Great-West Funds”) as of December 31, 2012, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and the period from June 16, 2011 (inception) to December 31, 2011. These financial statements and financial highlights are the responsibility of Great-West Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Great-West Funds is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Great-West Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Putnam Equity Income Fund of Great-West Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the change in its net assets and the financial highlights for the year then ended and the period from June 16, 2011 (inception) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 22, 2013

Fund Directors and Officers

Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors (the “Board”). The Board is responsible for overall management of Great-West Funds’ business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting Great-West Funds, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Each Director oversees 64 funds, each of which is a series of Great-West Funds. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following table provides information about each of the Directors and executive officers of Great-West Funds.

Independent Directors*
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum; President, Ward Lake, Inc.; Manager, 6K Ranch, LLC	64	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	64	Director, Guaranty Bancorp

Sanford Zisman 8515 East Orchard Road, Greenwood Village, CO 80111 1939	Lead Independent Director	Since 1982	Attorney, Law Firm of Zisman, Ingraham & Mong, P.C.	64	N/A

Interested Directors**
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Mitchell T.G. Graye 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman, President & Chief Executive Officer	Since 2000 (as Director) Since 2008 (as Chairman) Since 2008 (as President and Chief Executive Officer)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, Great-West Life & Annuity Insurance Company of New York, and GWL&A Financial, Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company	64	N/A
Charles P. Nelson 8515 East Orchard Road, Greenwood Village, CO	Director	Since 2008	President, Retirement Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation,	64	N/A

80111 1961			and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, Great-West Capital Management, LLC

Officers
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chief Legal Counsel & Chief Compliance Officer	Since 2004 (as Chief Compliance Officer) Since 2011 (as Chief Legal Counsel)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chief Compliance Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Secretary and Chief Compliance Officer, GWFS Equities, Inc.; Chief Compliance Officer, Advised Assets Group, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, Great-West Capital Management, LLC; formerly, Secretary, Great-West Capital Management, LLC and Great-West Funds

				N/A	N/A

John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, Great-West Life & Annuity Insurance Company; Assistant Treasurer, Great-West Capital Management, LLC	N/A	N/A
Jill A. Kerschen 8515 East Orchard Road, Greenwood Village, CO 80111 1975	Assistant Treasurer	Since 2008	Senior Manager, Fund Financial & Tax Reporting, Great-West Life & Annuity Insurance Company; Assistant Treasurer, Great-West Capital Management, LLC	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Assistant Vice President, Counsel & Secretary	Since 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, Great-West Capital Management, LLC; formerly, Assistant Secretary, Great-West Capital Management, LLC and Great-West Funds	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Vice President and Treasurer, GWFS Equities, Inc. and Great-West Trust Company, LLC; Chief Financial Officer & Treasurer, Great-West Capital	N/A	N/A

1967			Management, LLC; formerly Investment Operations Compliance Officer, Great-West Capital Management, LLC and Great-West Funds
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Managing Director	Since 2012	Senior Vice President, Product Management, Great-West Life & Annuity Insurance Company; Manager, Vice President and Managing Director, Advised Assets Group, LLC; Managing Director, Great-West Capital Management, LLC	N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Chief Compliance Officer	Since 2011	Managing Counsel, Great-West Life & Annuity Insurance Company; Secretary, Advised Assets Group, LLC; Assistant Chief Compliance Officer, Great-West Capital Management, LLC	N/A	N/A

*A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either Great-West Funds or Great-West Capital Management, LLC.

Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.

Availability of Quarterly Fund Schedule

Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.             CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.             AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4.             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $610,000 for fiscal year 2011 and $638,600 for fiscal year 2012.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $79,500 for fiscal year 2011 and $79,500 for fiscal year 2012. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $263,400 for fiscal year 2011 and $0 for fiscal year 2012. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West

1 No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e) (2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2011 equaled $2,329,700 and for fiscal year 2012 equaled $1,680,600.

(h)

The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.             INVESTMENTS.

(a) The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds’ sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

ITEM 7.             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.             PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.             CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.             EXHIBITS.

(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT-WEST FUNDS, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 26, 2013

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

Date:	February 26, 2013